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                  SHEFFIELD STEEL CORPORATION AND SUBSIDIARIES

                                 EXHIBIT 10.31

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                             FOURTH  AMENDMENT  TO
                           RESTATED CREDIT AGREEMENT


     THIS FOURTH AMENDMENT TO RESTATED CREDIT AGREEMENT ("Third Amendment") is made effective this 31/st/ day of July, 1996, by and between SAND SPRINGS RAILWAY COMPANY, An Oklahoma Corporation ("Borrower"), and BANK OF OKLAHOMA, NATIONAL ASSOCIATION ("Bank").


                                    RECITALS


Reference is made to the Restated Credit Agreement dated April 23, 1991, by and between Borrower and Bank, as amended by the Amendment to Restated Credit Agreement entered into as of May 31, 1992, and the Second Amendment to Restated Credit Agreement dated September 24, 1993, as amended by the Third Amendment to Restated Credit Agreement dated November 4, 1994 (as amended, the "Restated Credit Agreement"), pursuant to which exists a $3,500,000 reducing line of credit, as further evidenced by the $3,500,000 Note ("$3,500,000 Note") dated November 4, 1994, payable by Borrower to Bank. Borrower and Bank have agreed to restructure the Note and to modify certain other provisions of the Restated Credit Agreement, as more specifically set forth below:

     Borrower has requested an extension of and division of the $3,500,000 Line to a $2,000,000 Term Loan and a $1,500,000 Line; and the Bank has agreed to accommodate such request, subject to the terms of the Amendment.

                                   AGREEMENT

     For valuable consideration received, and as inducement for and in consideration of Bank agreeing to the provisions set forth below, it is agreed as follows:

     1.   Definitions.    All terms used herein shall have the meanings given in
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the Restated Credit Agreement, unless otherwise specifically defined herein.

     2.  Amendments to the Restated Credit Agreement.    The Restated Credit
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Agreement is amended as follows:

          2.1. Amount of Commitment.    Section 1.1 of the Restated Credit
               --------------------
          Agreement is amended to read as follows:

               1.1  Amount of Commitment and Term Loan.    Subject to the terms
                    ----------------------------------
               and conditions of this Agreement, Bank agrees to make such loans (individually, a "Loan" and collectively, the "Loans") to Borrower from the date hereof through July 31, 1988 ("Commitment Termination Date"), as may be requested from time to time by Borrower. The aggregate principal amount of all Loans outstanding at any one time shall not exceed $1,500,000.00 (the "Commitment"). Within the limits set forth in this Agreement,

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               Borrower may repay and reborrow under the Commitment from time to time on or before the Commitment Termination Date.
               In addition to the Commitment, Lender agrees to make a Term Loan to Borrower in the amount of $2,000,000.00. The commitment and the Term Loan constitute a restructuring and renewal of a reducing line of credit with an original maximum principal amount of $3,500,000.00.

          2.2  Note.     Section 1.2 of the Restated Credit Agreement is amended
               ----
          to read, as follows:

               1.2 Note.Borrower shall execute and deliver to Bank a promissory note evidencing the Loans, dated of even date herewith, payable to the order of Bank in the principal amount of One Million Five Hundred Thousand Dollars ($1,500,000.00), in substantially the form of Exhibit "A" attached hereto.
               Borrower shall execute and deliver to Bank a promissory note evidencing the Term Loan, dated of even date herewith, payable to the order of Bank in the principal amount of Two Million Dollars ($2,000,000.00), in substantially the form of Exhibit "A-1" attached hereto (the two notes being referred to hereafter individually and collectively as the "Note"). The Note is a change in form and replacement of the $3,500,000.00 promissory note executed by borrower in favor of Bank and dated November 4/th/, 1994. The Note shall bear interest and be payable as described therein. Borrower hereby authorizes and directs Bank to debit Borrower's general demand deposit account with Bank for the amount of each payment provided for in the Note.

          2.3  EBITDA.    Section 5.19 of the Restated Credit Agreement shall be
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          amended such that the definition of EBITDA reads as follows:  Earnings
          Before Interest, Taxes, Depreciation, and Amortization IEBITDA) shall mean net income plus interest expense, depreciation expense, amortization expense, non cash expense associated with FAS 106 and any income tax expense (as stated in accordance with generally accepted accounting principals).

          2.4  Exhibits.    Exhibit "A" of the Restated Credit Agreement shall
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          be replaced with Exhibits "A" and "A-1" hereto.

     3.  Amendments to Other Loan Documents.    Borrower hereby ratifies
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     and confirms all other instruments, documents and agreements executed and/or delivered in connection with the Restated Credit Agreement including, without limitation, the Assignment of Transportation Agreement, the Assignment of User Contracts, the Security Agreements, and the Mortgages, and agrees and hereby amends such documents evidencing security or collateral to evidence that they shall secure payment of the $2,000,000 Promissory Note and $1,500,000 Promissory Note executed and delivered by Borrower to Bank in connection with this Fourth Amendment, together with extensions, renewals, and changes in form thereof.

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     4.  Amendment to Pledge Agreement.    The Pledge Agreement shall be
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     ratified and confirmed by Sheffield Steel, formerly known as HMK Industries of Oklahoma, Inc., as evidenced by the Ratification in form and content as set forth on Exhibit "B" hereto, which shall be executed and delivered by
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     the Pledgor to Bank on or before closing, and shall be accompanied by (i)
     certified resolutions in form and content as set forth on Schedule "4-A"
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     hereto.

          5.  Restructured Note.    The 3,500,000 Note is hereby restructured
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     and amended, and shall now be evidenced by the $1,500,000 promissory note and the $2,000,000 promissory note, in form and content as set forth in

     Exhibits "A" and "A-1" hereto, which shall be executed and delivered by
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     Borrower to Bank on or before closing.

          6.  No Defaults.    Borrower hereby represents and warrants to Bank
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     that no event of Default exists, and that Borrower is in full and complete compliance with the terms and conditions of the Restated Credit Agreement and all instruments, documents and agreements executed and/or delivered by Borrower in connection therewith.

          7.  Governing Law and Binding Effect. This Fourth Amendment and all
              --------------------------------
documents executed and/or delivered in connection herewith shall be governed by and construed in accordance with the laws of the State of Oklahoma, and shall inure to the benefit of and be binding upon the parties hereto, their successors and assigns.

          8. Costs, Expenses and Fees. Borrower agrees to pay all costs,
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expenses and fees incurred by Bank in connection with the preparation of this
Fourth Amendment and all related documents.


                              BANK OF OKLAHOMA,
                              NATIONAL ASSOCIATION



                              BY:  S/BRIDGET E. LEENSTRA/
                                   ----------------------
                                   BRIDGET E. LEENSTRA,
                                   ASSISTANT VICE PRESIDENT



                              SAND SPRINGS RAILWAY COMPANY



                              BY:  S/STEPHEN R. JOHNSON/
                                   ---------------------
                              NAME:  STEPHEN R. JOHNSON
                              TITLE:    TREASURER

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                 RATIFICATION OF PLEDGE AND SECURITY AGREEMENT



     As inducement for and in consideration of BANK OF OKLAHOMA, NATIONAL ASSOCIATION ("Bank"), agreeing to enter into the Fourth Amendment to Restated Credit Agreement of even date herewith between SAND SPRINGS RAILWAY COMPANY ("Borrower") and Bank, which evidences, among other things, the execution and delivery by Borrower of a $2,000,000 Promissory Note and a $1,500,000 Promissory Note payable by Borrower to Bank, which constitutes a change in form of the $3,500,000 Note dated November 4, 1994, the undersigned hereby ratifies and confirms the Pledge and Security Agreement dated as of December 10, 1987, by the undersigned to and for the benefit of Bank, as previously amended as of April 23, 1991, May 31, 1992, September 24, 1993, and November 4, 1994, and the
undersigned agrees and represents that (i) such Pledge and Security Agreement shall secure payment of such $2,000,000 and $1,500,000 Promissory Notes, together with any extension, renewals and changes in form thereof; and (ii) the undersigned is in compliance with the terms of such Pledge and Security Agreement.

     DATED this 31/st/ day of July, 1996.


                              SHEFFIELD STEEL CORPORATION,
                              formerly known as HMK INDUSTRIES OF OKLAHOMA, INC.



                              BY:  S/STEPHEN R. JOHNSON/
                                   ---------------------
                              NAME:  STEPHEN R. JOHNSON
                              TITLE:    V.P. & CFO

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                                  EXHIBIT  "A"

                                 (RESOLUTIONS)



     BE IT RESOLVED that the President or any Vice President of the Company be, and each is hereby, authorized to execute and deliver to Bank of Oklahoma, N. A. ("BOK") a ratification of the Company's Pledge (as defined in the Board Resolutions dated April 23, 1991 and required under the Credit Agreement dated April 23, 1991 amended May 31, 1992, September 24, 1993 and November 11, 1994, between Sand Springs Railway Company ("SSCR") and BOK), pursuant to the Fourth Amendment to Restated Credit Agreement dated July 31, 1996, between SSRC and BOK.

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                           SECRETARY'S   CERTIFICATE

                         (SHEFFIELD STEEL CORPORATION)



     I, the undersigned Secretary of SHEFFIELD STEEL CORPORATION, formerly known as HMK INDUSTRIES OF OKLAHOMA, INC., A Delaware Corporation ("Company"), hereby certify to BANK OF OKLAHOMA, NATIONAL ASSOCIATION, that the following are true and correct:

     1.   Resolutions. Attached hereto as Exhibit "A" are resolutions
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("Resolutions") which have been duly adopted at a meeting of the Board of
Directors of the Company; none of the Resolutions have been amended, modified or repealed in any respect; and all the Resolutions are in full force and effect on the date hereof.

     2.   Authority.  There are no provisions in the Articles, Certificate of
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Incorporation or the Bylaws of the Company limiting the power of the Board of
Directors to adopt the Resolutions, and the same are in conformity with the Articles, the Certificate and the Bylaws.

     3.   Incumbency.    The following-named individuals have been duly elected
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to the office set opposite their names; they continue to hold said office as of the date hereof; and the signatures appearing herein are their genuine and authentic signatures:

     Name             Title              Signature

Stephen R. Johnson    V.P. and CFO       s/Stephen R. Johnson/
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Robert W. Ackerman    President & CEO    s/Robert W. Ackerman/
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     WITNESS my hand and official seal of the Corporation this 31/st/ day of
July, 1996.


[SEAL]                              s/Stephen R. Johnson/
                                    ---------------------
                                    Assistant Secretary

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